EXHIBIT 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                           }       CASE NUMBER
                                 }       02-10835
                                 }
The NewPower Company, et. al.    }       JUDGE    W. Homer Drake, Jr.
                                 }
DEBTORS                          }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 5/31/06 To 6/30/2006

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                         Paul Ferdinands
                                         -----------------------
                                         Attorney for Debtor

Debtor's Address                         Attorney's Address
and Phone Number                         and Phone Number

P.O. Box 17296                           191 Peachtree St.
Stamford, Ct 06907                       Atlanta, GA 30303
Tel: (203) 329-8412                      Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number: 02-10835                                   Post Petition
                                                              Totals
For Period from May 31, 2006 - June 30, 2006

Opening Cash Balance -5/31/06                                 $ 51,000

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security  Deposits
Sale Proceeds/Interest Income/Other                                   42
------------------------------------------------------------------------
Total Inflows                                                         42
---------------------------------------------------------------------------------------------------------------
                                                                            Distribution of Outflows
Outflows:                                                                 NewPower         The NewPower
Post Petition:                                                          Holdings, Inc.        Company
--------------                                                          --------------        -------

Professionals - Bankruptcy                                            79                 79
Consulting Fees
Lockbox Fees                                                           0                  0
Supplies & Misc
Rent                                                                   1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   0                  0
Payroll (inlcuding tax payments & fees)                               13                 13
T&E Reimbursements
State Tax Payments                                                     0                  0
Distribution to Equity
---------------------------------------------------------------------------------------------------------------
Total Outflows                                                        94                 94
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                       (52)
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                            $ 50,948
======================================================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,744


                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from  May 31, 2006 - June 30, 2006
Amounts in $000's


Accounts Receivable at Petition Date:        $   75,200


Beginning of Month Balance*  - Gross         $   13,476 (per 5/31/06 G/L)
PLUS:  Current Month New Billings                     -
LESS:  Collections During the Month                   -
                                           -------------

End of Month Balance - Gross                 $   13,476 (per 6/30/06 G/L)
Allowance for Doubtful Accounts                 (13,476)
                                           -------------

End of Month Balance - Net of Allowance      $        -
                                           =============


                                          Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.


                                                 AR Aging for Post Petition Receivables

                                                   Current     > 30 days    > 60 days      Total
                                                ----------------------------------------------------

                                                 $       -     $       -    $     111    $   111


                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from  May 31, 2006 - June 30, 2006
Amounts in $000's


See attached System Generated A/P reports as of 6/30/2006 (Attachments 2A and
2B).


Beginning of Period Balance                      $    166 (per 5/31/06 G/L)
PLUS:  New Indebtedness Incurred                       89
LESS:  Amounts Paid on A/P                            (91)
                                             -------------

End of Month Balance                             $    164 (per 6/30/06 G/L)
                                             =============

                             The New Power Company                 Exhibit 2A
                             Vendor Balance Detail
                              As of June 30, 2006



                                                     Type            Date          Amount        Balance
                                                 --------------   ------------   ------------   ----------
      Archivesone                                                                                    0.00
                                                 Bill              06/14/2006         838.20       838.20
                                                 Bill Pmt -Check   06/14/2006        -838.20         0.00
                                                                                 ------------   ----------
      Total Archivesone                                                                 0.00         0.00


      Kaster Moving Co. Inc.                                                                         0.00
                                                 Bill              06/14/2006          82.50        82.50
                                                 Bill              06/14/2006         450.30       532.80
                                                 Bill Pmt -Check   06/14/2006        -532.80         0.00
                                                                                 ------------   ----------
      Total Kaster Moving Co. Inc.                                                      0.00         0.00


      King and Spalding                                                                              0.00
                                                 Bill              06/14/2006         373.38       373.38
                                                 Bill Pmt -Check   06/14/2006        -373.38         0.00
                                                                                 ------------   ----------
      Total King and Spalding                                                           0.00         0.00


      Mellon Investors Services, LLC                                                                 0.00
                                                 Bill              06/05/2006       1,366.35     1,366.35
                                                 Bill Pmt -Check   06/05/2006      -1,366.35         0.00
                                                                                 ------------   ----------
      Total Mellon Investors Services, LLC                                              0.00         0.00


      Ohio Department of Taxation                                                                    0.00
                                                 Bill              06/05/2006         200.00       200.00
                                                 Bill Pmt -Check   06/05/2006        -200.00         0.00
                                                                                 ------------   ----------
      Total Ohio Department of Taxation                                                 0.00         0.00


      Parker, Hudson, Rainer & Dobbs                                                                 0.00
                                                 Bill              06/14/2006      33,050.87    33,050.87
                                                 Bill              06/14/2006      38,106.57    71,157.44
                                                 Bill Pmt -Check   06/14/2006     -71,157.44         0.00
                                                                                 ------------   ----------
      Total Parker, Hudson, Rainer & Dobbs                                              0.00         0.00


      Poorman-Douglas Corporation                                                                    0.00
                                                 Bill              06/05/2006         751.65       751.65
                                                 Bill Pmt -Check   06/05/2006        -751.65         0.00
                                                                                 ------------   ----------
      Total Poorman-Douglas Corporation                                                 0.00         0.00


      SBC                                                                                            0.00
                                                 Bill              06/05/2006         129.09       129.09
                                                 Bill Pmt -Check   06/05/2006        -129.09         0.00
                                                                                 ------------   ----------
      Total SBC                                                                         0.00         0.00


      Sidley Austin Brown & Wood                                                                     0.00
                                                 Bill              06/05/2006       7,788.84     7,788.84
                                                 Bill Pmt -Check   06/05/2006      -7,788.84         0.00
                                                                                 ------------   ----------
      Total Sidley Austin Brown & Wood                                                  0.00         0.00
                                                                                 ------------   ----------

TOTAL                                                                                   0.00         0.00
                                                                                 ============   ==========

                             The New Power Company                 Exhibit 2A
                             Vendor Balance Detail
                              As of June 30, 2006



                                                     Type            Date          Amount        Balance
                                                 --------------   ------------   ------------   ----------

                                                   83137.75


                             The New Power Company                 Exhibit 2B
                              Unpaid Bills Detail
                              As of June 30, 2006


                                                      Open Balance
                                                    ----------------

      Franchise Tax Liability                            158,379.17
      Payroll Tax Liablility                               5,539.00
                                                    ----------------
                                                         163,918.17
                                                    ----------------
TOTAL                                                    163,918.17
                                                    ================

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from  May 31, 2006 - June 30, 2006
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date            $   15,587


Inventory at Beginning of Period              $        - (per 5/31/06 G/L)
PLUS: Inventrory Purchased                             -
LESS: Inventory Used or Sold                           -
                                             ------------

End of Month Balance                          $        - (per 6/30/06 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                   $    1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period           $        -
Less: Depreciation Expense                             -
Less: Dispositions                                     -
Add: Purchases                                         -
                                             ------------

Fixed Assets at End of Period                 $        -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company Concentration Account
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance      $        111,071.57
Total Deposits         $            158.73
Total Payments         $         90,119.03
Closing Balance        $         21,111.27
Service Charges        $            241.65

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Money Market

Beginning Balance      $     16,270,157.28
Total Deposits         $         13,368.82
Total Payments         $          5,954.60 Payroll Taxes
Closing Balance        $     16,277,571.50
Service Charges        $               -

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company Reserve Account
Account Number:
Purpose of Account:    Reserve for Shareholder Distributions

Beginning Balance      $     34,715,446.25
Total Deposits         $         28,533.24
Total Payments
Closing Balance        $     34,743,979.49
Service Charges        $               -

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

October 2005 Interest         $  19,071.31
November 2005 Interest        $  18,466.30
December 2005 Interest        $  19,092.03
January 2006 Interest         $  19,102.57
February 2006 Interest        $  17,263.46
March 2006 Interest           $  19,122.65
April 2006 Interest           $  27,821.49
May 2006 Interest             $  29,459.33
June 2006 Interest            $  28,533.24
Interest Calculations:


                          Shares    Distribution   2004 Int.   2005 Int.   Q1 2006     Apr-06     May-06     Jun-06       Balance
Lana Pai                 1,032,000     608,880.00     729.73    3,944.28     961.94     461.37     488.53     473.17     615,939.03
Enron Energy Services    8,650,400   5,103,736.00   6,116.75   33,061.61   8,063.12   3,867.29   4,094.96   3,966.23   5,162,905.95
Cortez Energy Services   5,000,000   2,950,000.00   3,535.53   19,109.87   4,660.55   2,235.33   2,366.92   2,292.51   2,984,200.70
McGarrett I,  LLC        6,766,400   3,653,856.00   4,379.09   23,669.40   5,948.73   3,025.02   3,203.10   3,102.41   3,697,183.76
McGarrett II,  LLC       8,458,200   4,567,428.00   5,473.99   29,587.45   7,436.09   3,781.37   4,003.97   3,878.10   4,621,588.98
McGarrett III, LLC       2,791,800   1,507,572.00   1,806.80    9,765.94   2,454.43   1,248.12   1,321.59   1,280.05   1,525,448.93

Surfboards &
  Co.-warrants           5,404,800   2,918,592.00   3,497.89   18,906.41   4,751.67   2,416.30   2,558.54   2,478.11   2,953,200.93
EES Warrant
  Trust-warrants        24,117,800  13,023,612.00  15,608.59   84,365.96  21,203.35  10,782.23  11,416.97  11,058.07  13,178,047.17
Ari Benacerraf-options      10,000       5,400.00       6.47       34.98       8.81       4.47       4.73       4.59       5,464.05

                                   ------------------------------------------------------------------------------------------------
                        62,231,400  34,339,076.00  41,154.84  222,445.89  55,488.70  27,821.49  29,459.33  28,533.24  34,743,979.49


                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                 $0.00
Total Deposits               $89,877.38
Total Payments               $89,877.38
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period               200904
Last Check issued this Period                200914
Total # of checks issued this Period             11

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:    Controlled Disbursements (Customer Refunds)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period                       NA
Last Check issued this Period                        NA
Total # of checks issued this Period                 NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower ACH Account
Account Number:
Purpose of Account:    ACH (T&E)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges        N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          First Union/ Wachovia
Branch:                Herndon, VA  ABA # 051400549
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Natural Gas Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16



Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/IBM Collections

Beginning Balance                    $0.00
Total Deposits                       $0.00
Total Payments                       $0.00
Closing Balance                      $0.00
Service Charges                      $0.00

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:    Payroll

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          NewPower Enron Segregated A/C
Account Number:
Purpose of Account:    Concentration Account

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    CAN$ Operating A/C

Beginning Balance               $0.00 CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        $          -

First Check issued this Period                    NA
Last Check issued this Period                     NA
Total # of checks issued this Period               0


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          First Union/ Wachovia
Branch:                Charlotte, NC ABA # 053000219
Account Name:          The New Power Company
Account Number:
Purpose of Account:    Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          Royal Bank of Canada
Branch:                Ontario Transit # 00192
Account Name:          The New Power Company
Account Number:
Purpose of Account:    US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                New York ABA # 021000021
Account Name:          The New Power Company
Account Number:
Purpose of Account:    WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          JP Morgan Chase
Branch:                Syracuse, NY
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Controlled Disbursements (A/P)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges        N/A

First Check issued this Period             None
Last Check issued this Period              None
Total # of checks issued this Period       None


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16
Name of Debtor:        NewPower Holdings Inc.
Case #:                02-10835
Reporting Period:      6/01/2006-6/30/2006

Name of Bank:          Credit Suisse Asset Management
Branch:                466 Lexington Ave.  NY, NY 10017-3140
Account Name:          NewPower Holdings, Inc.
Account Number:
Purpose of Account:    Short Term Cash Mgmt Portfolio

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A


                       ACCOUNT CLOSED

                            The New Power Company                    Exhibit 5
                                 Check Detail
                                  June 2006


         Num                 Date                      Name                     Paid Amount
----------------------    -----------   ------------------------------------   ---------------

200904                    06/05/2006    Sidley Austin Brown & Wood                   7,788.84
200905                    06/05/2006    SBC                                            129.09
200906                    06/05/2006    Poorman-Douglas Corporation                    751.65
200907                    06/05/2006    Mellon Investors Services, LLC               1,366.35
200908                    06/05/2006    Ohio Department of Taxation                    200.00
wire                      06/05/2006    United States Treasury                       5,954.60
200909                    06/14/2006    M. Patricia Foster                           3,369.81
200910                    06/14/2006    King and Spalding                              373.38
200911                    06/14/2006    Parker, Hudson, Rainer & Dobbs              71,157.44
200912                    06/14/2006    Archivesone                                    838.20
200913                    06/14/2006    Kaster Moving Co. Inc.                         532.80
200914                    06/30/2006    M. Patricia Foster                           3,369.81


                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from  May 31, 2006 - June 30, 2006
Amounts in $000's

Taxes Paid During the Month
---------------------------

Employment Taxes                               7.7



Taxes Owed and Due
------------------

Payroll Tax Liability                          5.5

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from May 31, 2006 - June 30, 2006
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                     Full Time  Part Time
# of Employees at beginning of period                                    1
# hired during the period                                    -           -
# terminated/resigned during period                          -           -
                                                    ------------------------
# employees on payroll - end of period                       0           1
                                                    ========================

# of employees on temporary consulting assignments                       0

Confirmation of Insurance
-------------------------

See supplemental attachment.*

*Omitted

                                                                 Attachment 7B
                   Payments made to insiders 6/01/06 6/30/06    (Supplemental)
Payments are in gross amts


                             Title                  Amount        Date        Type

FOSTER, MARY                 President & CEO       $  5,208.33    6/15/2006   Salary for pay period 6/01 - 6/15
                                                   $  5,208.33    6/30/2006   Salary for pay period 6/16 -6/30

                                                   -------------

                                                   $ 10,416.67
                                                   =============


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from  May 31, 2006 - June 30, 2006